                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER





The undersigned certifies that she is Senior Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated June 1, 1998, (98-5), between the Company and First Trust National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from October 16, 1998 to November 15, 1998 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 27th day of November, 1998.

                                       GREEN TREE FINANCIAL CORP.




                                       BY: /s/ Phyllis A. Knight
                                           ------------------------------------
                                           Phyllis A. Knight
                                           Senior Vice President and
                                           Treasurer

                        GREEN TREE FINANCIAL CORPORATION
             MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.54%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-5
                             CLASS A-1 CERTIFICATES
                                 MONTHLY REPORT
                                    Nov-1998

                                                            CUSIP NO. 393505-H70
                                                        TRUST ACCOUNT #3336677-0
                                                        REMITTANCE DATE 12/01/98

                                                                                             Total $          Per $1,000
                                                                                             Amount            Original
                                                                                        ---------------      ------------
A.  (1a)  Amount available( including Monthly Servicing Fee)                               4,522,599.16
                                                                                        ---------------
     (b)  Class M-1 Interest Deficiency Amount (if any) and Class B-1 Interest
          Deficiency Amount (if any) withdrawn for prior Remittance Date                           0.00
                                                                                        ---------------
     (c)  Amount  Available  after  giving  effect  to  withdrawal  of  Class  M-1
          Interest  Deficiency Amount and Class B-1 Interest Deficiency Amount for
          prior Remittance Date                                                            4,522,599.16
                                                                                        ---------------
2.   Interest
          a. Class A-1 Remittance Rate (6.54%)                                                     6.54%
                                                                                        ---------------
          b. Class A-1 Interest                                                            1,559,790.39        5.17863853
                                                                                        ---------------      ------------
     (3)  Amount applied to:
          a. Unpaid Class A-1 Interest Shortfall                                                   0.00                 0
                                                                                        ---------------      ------------
     (4)  Remaining:
          a. Unpaid Class A-1 Interest Shortfall                                                   0.00                 0
                                                                                        ---------------      ------------

B.   Principal
     (5)  Formula Principal Distribution  Amount                                           1,939,254.04               N/A
                                                                                        ---------------      ------------
          a. Scheduled Principal                                                             223,348.85               N/A
                                                                                        ---------------      ------------
          b. Principal Prepayments                                                         1,579,288.25               N/A
                                                                                        ---------------      ------------
          c. Liquidated Contracts                                                              8,824.41               N/A
                                                                                        ---------------      ------------
          d. Repurchases                                                                           0.00               N/A
                                                                                        ---------------      ------------
          e. Current Month Advanced Principal                                                859,222.84               N/A
                                                                                        ---------------      ------------
          f. Prior Month Advanced Principal                                                 (731,430.31)              N/A
                                                                                        ---------------      ------------
     (6)  Pool Scheduled Principal Balance                                               340,370,214.82
                                                                                        ---------------
     (7)  Adjusted Pool Principal Balance                                                339,510,991.98      952.48613748
                                                                                        ---------------      ------------
     (8)  Pool Factor                                                                        0.95248614
                                                                                        ---------------
    (10)  Unpaid Class A Principal Shortfall
          (if any) following prior Remittance Date                                                 0.00
                                                                                        ---------------
    (11)  Class A-1 Percentage for such Remittance Date                                           91.13%
                                                                                        ---------------
    (12)  Class A-1 Percentage for the following  Remittance Date                                 91.08%
                                                                                        ---------------
    (13)  Class A-1 Principal distribution                                                 1,939,254.04        6.43849056
                                                                                        ---------------      ------------
    (14)  Class A-1 Principal Balance                                                    284,260,817.98
                                                                                        ---------------
   (14a)  Class A-1 Pool Factor                                                              0.91638803      943.77041597
                                                                                        ---------------      ------------
    (15)  Unpaid Class A-1 Principal Shortfall
          (if any)following current Remittance Date                                                0.00
                                                                                        ---------------
C.  Aggregate Scheduled Balances and Number of Delinquent
    Contracts as of Determination Date
    (16)  31-59 days                                                                       1,683,668.90                46
                                                                                        ---------------      ------------
    (17)  60 days or more                                                                  1,899,364.69                37
                                                                                        ---------------      ------------
    (18) Current Month Repossessions                                                         126,725.32                 5
                                                                                        ---------------      ------------
    (19)  Repossession Inventory                                                             279,455.46                10
                                                                                        ---------------      ------------
    (20)  Weighted Average Contract Rate                                                        9.08910
                                                                                        ---------------


                        GREEN TREE FINANCIAL CORPORATION
             MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.54%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-5
                             CLASS A-1 CERTIFICATES
                                 MONTHLY REPORT
                                    Nov-1998
                                     PAGE 2

                                                            CUSIP NO. 393505-H70
                                                        TRUST ACCOUNT #3336677-0
                                                        REMITTANCE DATE 12/01/98

Class M-1 Distribution Test and Class B Distribution test (applicable on and after the Remittance Date occurring in January 2002)

    (21)  Average Sixty - Day Delinquency Ratio Test
          (a)  Sixty - Day Delinquency Ratio for current Remittance Date                         0.64%
                                                                                        -------------
          (b)  Average Sixty - Day Delinquency Ratio (arithmetic average of ratios for this month and two preceding months;
               may not exceed 3.5%)                                                              0.41%
                                                                                        -------------
    (22)  AverageThirty - Day Delinquency Ratio  Test
          (a)  Thirty - Day Delinquency Ratio for current Remittance Date                        1.13%
                                                                                        -------------
          (b)  Average Thirty - Day Delinquency Ratio (arithmetic average of ratios for this month and two preceding months;
               to be satisfied may not exceed 5.5%)                                              0.97%
                                                                                        -------------
    (23)  Cumulative Realized Losses Test
          (a)  Cumulative  Realized  Losses  for  current  Remittance  Date (as a percentage of Cut-off Date Pool Principal Balance; to be satisfied may not exceed 5.5% from January 1, 2002 to December 31, 2002, 6.5%
               from January 1, 2003 to December 31, 2003, 8.5% from January 1, 2004              0.00%
               to December 31, 2004 and 9.5% thereafter)                                -------------
    (24)  Current Realized Losses Test
          (a)  Current Realized Losses for current Remittance Date                             386.88
                                                                                        -------------
          (b)  Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding
               Remittance and for current Remittance Date;
               to be satisfied, may not exceed 2.25%)                                            0.02%
                                                                                        -------------
    (25)  Class M-1 Principal Balance Test
          (a)  The sum of Class M-1 Principal Balance and Class B Principal
               Balance (before distributions on current Remittance Date) divided by Pool Scheduled Principal Balance as of preceding  Remittance
               Date (must equal or exceed 22.5%)                                                16.18%
                                                                                        -------------
    (26)  Class B Principal Balance Test
          (a)  Class B Principal Balance (before any distributions on current
               Remittance Date) as of such Remittance date greater than $17,000,000.00  30,300,174.00
                                                                                        -------------
          (b)  Class B Principal  Balance  (before any  distributions  on current
               Remittance Date) divided by pool Scheduled Principal Balance
               as of preceding Remittance Date is equal to or greater than 11.25%.               8.87%
                                                                                        -------------

                        GREEN TREE FINANCIAL CORPORATION
             MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.71%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-5
                              CLASS M1 CERTIFICATES
                                 MONTHLY REPORT
                                    Nov-1998
                                     Page 3

                                                           CUSIP NO. #393505 H96
                                                        TRUST ACCOUNT #3336677-0
                                                        REMITTANCE DATE 12/01/98

                                                                                             Total $          Per $1,000
                                                                                             Amount            Original
                                                                                        ---------------      -------------
CLASS M-1 CERTIFICATES
----------------------
    (27)  Amount available( including Monthly Servicing Fee)                             1,023,554.73
                                                                                        -------------
A.  Interest
    (28)  Aggregate interest
          (a)  Class M-1 Remittance Rate 6.71%, unless
               Weighted Average Contract Rate is below 6.71%)                                    6.71%
                                                                                        -------------
          (b)  Class M-1 Interest                                                          139,512.08           5.59166653
                                                                                        -------------        -------------
    (29)  Amount applied to Class M-1 Interest Deficiency Amount                                 0.00
                                                                                        -------------
    (30)  Remaining unpaid Class M-1 Interest Deficiency Amount                                  0.00
                                                                                        -------------
    (31)  Amount applied to:
          a.  Unpaid Class M-1 Interest Shortfall                                                0.00                    0
                                                                                        -------------        -------------
    (32)  Remaining:
          a.  Unpaid Class M-1 Interest Shortfall                                                0.00                    0
                                                                                        -------------        -------------
B.  Principal
    (33)  Formula Principal Distribution  Amount                                                 0.00                  N/A
                                                                                        -------------        -------------
          a.  Scheduled Principal                                                                0.00                  N/A
                                                                                        -------------        -------------
          b.  Principal Prepayments                                                              0.00                  N/A
                                                                                        -------------        -------------
          c.  Liquidated Contracts                                                               0.00                  N/A
                                                                                        -------------        -------------
          d.  Repurchases                                                                        0.00                  N/A
                                                                                        -------------        -------------
    (34)  Class M-1 Principal Balance                                                   24,950,000.00        1000.00000000
                                                                                        -------------        -------------
   (35a)  Class M-1 Pool Factor                                                            1.00000000
                                                                                        -------------
    (36)  Class M-1 Percentage for such Remittance Date                                          0.00%
                                                                                        -------------
    (37)  Class M-1  Principal Distribution:
          a.  Class M-1 (current)                                                                0.00           0.00000000
                                                                                        -------------        -------------
          b.  Unpaid Class M-1 Principal Shortfall
              (if any) following prior Remittance Date                                           0.00
                                                                                        -------------
    (38)  Unpaid Class M-1 Principal Shortfall
          (if any) following current Remittance Date                                             0.00
                                                                                        -------------
    (39)  Class M-1 Percentage for the following Remittance Date                                 0.00%
                                                                                        -------------


PLEASE CONTACT FIRST TRUST N.A., BONDHOLDER RELATIONS: (612) 973-5800 WITH ANY QUESTIONS REGARDING THIS STATEMENT OR YOUR DISTRIBUTION

                        GREEN TREE FINANCIAL CORPORATION
          MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.18% 7.99%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-5
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                                    Nov-1998

                                                       CUSIP NO. #393505-H88 J29
                                                        TRUST ACCOUNT #3336677-0
                                                        REMITTANCE DATE 12/01/98

                                                                                             Total $          Per $1,000
                                                                                             Amount            Original
                                                                                        ---------------      ------------
CLASS BI CERTIFICATES
---------------------
          (1)  Amount  Available less the Class A
               Distribution Amount  and Class M-1 Distribution
               Amount (including Monthly Servicing Fee)                                     884,042.65
                                                                                        --------------

          (2)  Class B-1 Remittance Rate  (7.18%
               unless Weighted Average Contract Rate
               is below 7.18%)                                                                    7.18%
                                                                                        --------------

          (3)  Aggregate Class B1 Interest                                                   95,972.67       5.98333354
                                                                                        --------------       ----------

          (4)  Amount applied to Unpaid
               Class B1 Interest Shortfall                                                        0.00             0.00
                                                                                        --------------       ----------

          (5)  Remaining Unpaid Class B1
               Interest Shortfall                                                                 0.00             0.00
                                                                                        --------------       ----------

          (6)  Amount applied to Class B-1
               Interest Deficiency Amount                                                         0.00
                                                                                        --------------

          (7)  Remaining Unpaid Class B-1
               Interest Deficiency Amount                                                         0.00
                                                                                        --------------

          (8)  Unpaid Class B-1 Principal Shortfall
               (if any) following prior Remittance Date                                           0.00
                                                                                        --------------

         (8a)  Class B Percentage for such Remittance Date                                        0.00
                                                                                        --------------

          (9)  Current Principal (Class B Percentage of Formula Principal
               Distribution Amount)                                                               0.00       0.00000000
                                                                                        --------------       ----------

        (10a)  Class B1 Principal Shortfall                                                       0.00
                                                                                        --------------

        (10b)  Unpaid Class B1 Principal Shortfall                                                0.00
                                                                                        --------------

         (11)  Class B Principal Balance                                                 30,300,174.00
                                                                                        --------------

         (12)  Class B1 Principal Balance                                                16,040,000.00
                                                                                        --------------
        (12a)  Class B1 Pool Factor                                                         1.00000000
                                                                                        --------------


PLEASE CONTACT FIRST TRUST N.A., BONDHOLDER RELATIONS: (612) 973-5800 WITH ANY QUESTIONS REGARDING THIS STATEMENT OR YOUR DISTRIBUTION

                        GREEN TREE FINANCIAL CORPORATION
          MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.18% 7.99%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-5
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                                    Nov-1998
                                     PAGE 2

                                                      CUSIP NO. # 393505-H88 J29
                                                        TRUST ACCOUNT #3336677-0
                                                        REMITTANCE DATE 12/01/98

                                                                                             Total $          Per $1,000
                                                                                             Amount            Original
                                                                                        ---------------      ------------
CLASS B2 CERTIFICATES
---------------------
        (13)  Remaining Amount Available                                                   788,069.98
                                                                                        -------------

        (14)  Class B-2 Remittance Rate ( 7.99%
              unless Weighted Average Contract
              Rate is less than 7.99%)                                                           7.99%
                                                                                        -------------

        (15)  Aggregate Class B2 Interest                                                   94,948.99        6.65833320
                                                                                        -------------        ----------

        (16)  Amount applied to Unpaid
              Class B2 Interest Shortfall                                                        0.00              0.00
                                                                                        -------------        ----------

        (17)  Remaining Unpaid Class B2
              Interest Shortfall                                                                 0.00              0.00
                                                                                        -------------        ----------

        (18)  Unpaid Class B2 Principal Shortfall
              (if any) following prior Remittance Date                                           0.00
                                                                                        -------------

        (19)  Class B2 Principal Liquidation Loss Amount                                         0.00
                                                                                        -------------

        (20)  Class B2 Principal (zero until class B1 paid down: thereafter,
              Class B Percentage of formula Principal Distribution Amount)                       0.00        0.00000000
                                                                                        -------------        ----------

        (21)  Guarantee Payment                                                                  0.00
                                                                                        -------------

        (22)  Class B2 Principal Balance                                                14,260,174.00
                                                                                        -------------
       (22a)  Class B2 Pool Factor                                                         1.00000000
                                                                                        -------------
Class B-3I Certificates
-----------------------
        (23)  Monthly Servicing Fee (deducted from Certificate Account balance to arrive at Amount Available if the Company or Green Tree
              Financial Servicing Corporation is not the Servicer; deducted from funds remaining after payment of Class A Distribution
              Amount, Class M-1 Distribution Amount,
              Class B-1 Distribution Amount and Class B-2 Distribution
              Amount, if the Company or Green Tree Financial Servicing Corp.               142,575.70
              is the Servicer)                                                          --------------
        (24)  Class B-3I Formula Distribution Amount (all Excess                           550,545.29
              Interest plus Unpaid Class B-3I Shortfall)                                --------------
        (25)  Class B-31 Distribution Amount (remaining Amount Available)                        0.00
                                                                                        -------------
        (26)  Class B-3I Shortfall (27-28)                                                       0.00
                                                                                        -------------
        (27)  Unpaid Class B-3I Shortfall                                                        0.00
                                                                                        -------------
        (28)  Class M-1 Interest Deficiency on such Remittance Date                              0.00
                                                                                        -------------
        (29)  Class B-1 Interest Deficiency on such Remittance Date                              0.00
                                                                                        -------------
